                                                                   EXHIBIT 10.39

                                LEASE AMENDMENT

This document amends the Lease Agreement dated November 14, 1996 and amended November 24, 1997, March 27, 1998, June 4, 1998, July 21, 1998 and November 20,
1998 by and between Blue Lake Partners. Ltd. ("Landlord"), and McAfee Software, Inc., a Delaware Corporation ("Tenant"), for the Premises located at 4099 McEwen, Suites 405, 500, 620, 660, 700 and 850, and 4101 McEwen, Suites 270 and 300 Dallas, Texas 75244 as follows:

Basic Lease Provision No. 2 "Premises"

Effective June 1, 1999, Tenant shall expand into Suite #800 in the 4099 McEwen Building containing 4,750 rentable square feet and expand into Suite #100 in the 4101 McEwen Building containing 3,843 rentable square feet (for a total expansion of 8,593 rentable square feet) within The Centre office complex while maintaining all its then current space at 4099 and 4101 McEwen. Tenant's amended square footage will total 80,512 rentable square feet for both Buildings. The expansion spaces (4099 McEwen, Suite #800 and 4101 McEwen, Suite #100) are further defined and delineated on the attached Exhibits "A-7" and "A-8" respectively.

IF LANDLORD IS UNABLE TO PROVIDE DELIVERY OR SUCH SPACES ON THE RESPECTIVE DATES, THE RENTAL OBLIGATION FOR EACH SHOULD BE DELAYED ACCORDINGLY. IF DELIVERY IS NOT MADE WITHIN 120 DAYS, TENANT HAS RIGHT TO TERMINATE LEASING OF THE SPECIFIC SPACE.

Basic Lease Provision No. 3 "Basic Rent"

Effective June 1, 1999, Tenant's Basic Monthly Rent shall adjust as follows:


                Term                                Monthly Rent
                ----                                ------------
        Jan. 1, 1999 thru Jan. 31, 2002             $117,657.00
        Feb. 1, 2002 thru Feb. 17, 2003             $122,285.00


Basic Lease Provision No. 4 "Tenant's Pro Rate Share"

Effective January 1, 1999, Tenant's proportionate share of the 4099 McEwen Building shall be amended to 46.16% for all purposes under this Lease. Tenant's proportionate share of the 4101 McEwen Building shall be amended to 18.80% for all purposes under this Lease.

Basic Lease Provision No.'s 5&6 "Operating Expense Stop"

Effective June 1, 1999, the Expense Stop for the expansion spaces (4099 McEwen, Suite #800 and 4101 McEwen, Suite #100) shall be set at an amount equal to the sum of the actual grossed up operating expenses for 1999, expressed as a function of 123,770 rentable square feet for the 4099 McEwen building and 124,326 rentable square feet for the 4101 McEwen Building.

Basic Lease Provision No. 7 "Term"

Effective June 1, 1999, Tenant's Lease Term for the expansion space at 4099 McEwen, Suite #800 and 4101 McEwen, Suite 100 shall be forty-four and one-half (44 1/2) months for an expiration date coterminous with Tenant's existing space of February 17, 2003.


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
Basic Lease Provision No. 11 "Tenant's Broker"

Tenant represents and warrants that it has dealt with no Broker or Agent in connection with the execution of this Lease Amendment and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from a breach of such warranty including without limitation attorney's fees in connection therewith.

Exhibit "D"

Exhibit D, Work Letter, Plans Agreed Upon/Finish Allowance, paragraph 2.1, shall be amended such that Landlord shall provide an allowance up to $43,210.00 (The "Finish Allowance") on the expansion spaces only (4099 McEwen, Suites #800 and 4101 McEwen, Suite #100). Tenant acknowledges that Landlord has satisfactorily completed all of Landlord's work and all tenant improvements called for by or under all prior Exhibit "D" construction plans and specifications to the Lease and any Amendments, and the only work to be performed by Landlord is under this Amendment. Tenant Improvements shall be constructed in accordance with Exhibit D.

Rider No. 2 "Renewal Option"

This expansion areas (4099 McEwen, Suite #800 and 4101 McEwen, Suite #100) shall be subject to the same renewal option as the existing premises.

Submission of this instrument for examination or signature by Tenant is not effective until execution by and delivery to both Landlord and Tenant.

All other terms and conditions shall remain the same and in full force and effect.

EXECUTED the 18th day of March, 1999.

                        LANDLORD: Blue Lake Partners, Ltd.

                        By: SF Realty, Inc. Its General Partner

                        By: /s/ MARK HARRISON
                           --------------------------------
                           Mark Harrison, Leasing Manager

                        TENANT: McAfee Software, Inc.
                                (a Delaware Corporation)

                        By: /s/ PRABHAT K. GOYAL
                           --------------------------------
                           Prabhat Goyal, CFO


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
                                  EXHIBIT "A-9"


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
                                 EXHIBIT "A-10"


                                   [GRAPHIC]


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